UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2022

SES AI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39845	98-1567584
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Cabot Road

Woburn, MA 01801

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (339) 298-8750

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001	SES	The New York Stock Exchange
Warrants, each exercisable for one share of Class A common stock at an exercise price of $11.50	SES WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On February 8, 2022, SES AI Corporation, a Delaware corporation (the “Company”) (f/k/a Ivanhoe Capital Acquisition Corp. (“Ivanhoe”)), filed a Current Report on Form 8-K (the “Original Report”) to report the closing of the business combination (the “Business Combination”) with SES Holdings Pte. Ltd., a Singapore private company limited by shares (“Old SES”), pursuant to that certain Business Combination Agreement by and among Ivanhoe, Wormhole Amalgamation Sub Pte. Ltd., a Singapore private company limited by shares, and Old SES (as amended, the “Business Combination Agreement”), and other related matters under Items 1.01, 2.01, 3.02, 3.03, 5.01, 5.02, 5.03, 5.05, 5.06, 8.01 and 9.01 of Form 8-K.

This Amendment No. 1 to the Original Report (this “Amendment No. 1”) is being filed to (i) amend certain disclosures under Item 2.01 of the Original Report to provide an update of developments at the Company or its subsidiaries, subsequent to the filing date of the Original Report, (ii) amend the financial statements provided under Items 2.01 under the section titled “Financial Information” and 9.01(a) in the Original Report to include the audited consolidated financial statements of Old SES as of and for the years ended December 31, 2021 and 2020, (iii) include the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Old SES for the fiscal year ended December 31, 2021, (iv) amend the pro forma financial information provided under Item 9.01(b) in the Original Report to include the unaudited pro forma combined financial information for the Company as of December 31, 2021 and (v) amend Item 9.01(d) to add certain exhibits as noted below.

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Form 8-K/A.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Business

The information set forth in “Item 1. Business” of the Company’s Annual Report on Form 10-K filed on March 31, 2022 (the “Form 10-K”) is incorporated herein by reference.

Risk Factors

The information set forth in Item “1A. Risk Factors” of the Form 10-K is incorporated herein by reference.

Properties

The information set forth in “Item 2. Properties” of the Form 10-K is incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth in Item 9.01 of this Amendment No. 1 titled “Financial Statements” and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to the disclosures set forth in (i) Item 9.01 of this Amendment No. 1 titled “Financial Statements” and (ii) Exhibit 99.2 to this Amendment No. 1, which are incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

The information set forth in Item 3 of the Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations set forth in Exhibit 99.2 to this Amendment No. 1 in the section titled “Quantitative and Qualitative Disclosures About Market Risk” is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The information set forth in “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” of the Form 10-K is incorporated herein by reference.

Directors and Executive Officers

The information set forth in “Item 10. Directors, Executive Officers and Corporate Governance” of the Form 10-K is incorporated herein by reference.

Committees of Board of Directors

The information set forth in “Item 10. Directors, Executive Officers and Corporate Governance” of the Form 10-K is incorporated herein by reference.

Executive and Director Compensation

The information set forth in “Item 11. Executive Compensation” of the Form 10-K is incorporated herein by reference.

Certain Relationships and Related Person Transactions, and Director Independence

The information set forth in “Item 13. Certain Relationships and Related Transactions, and Director Independence” of the Form 10-K is incorporated herein by reference.

Legal Proceedings

The information set forth in “Item 3. Legal Proceedings” of the Form 10-K is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

The information set forth in “Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities” of the Form 10-K is incorporated herein by reference.

Recent Sales of Unregistered Securities

The information set forth in “Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities “of the Form 10-K is incorporated herein by reference

Description of Registrant’s Securities to be Registered

The information set forth in Exhibit 4.2 (Description of Securities) to the Form 10-K is incorporated herein by reference.

Indemnification of Directors and Officers

The information set forth in “Item 10. Directors, Executive Officers and Corporate Governance” of the Form 10-K is incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Amendment No. 1, relating to the financial information of the Company, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements.

The audited consolidated financial statements of Old SES as of and for the years ended December 31, 2021 and 2020 and the related notes thereto are attached as Exhibit 99.1 and are incorporated herein by reference. Also included as Exhibit 99.2 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Old SES for the year ended December 31, 2021.

(b) Pro Forma Financial Information.

Certain unaudited pro forma condensed combined financial information for the Company as of and for the year ended December 31, 2021 is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

2.1†	Business Combination Agreement, dated as of July 12, 2021, among Ivanhoe Capital Acquisition Corp., Wormhole Merger Sub Pte. Ltd. and SES Holdings Pte. Ltd., as amended by Amendment No. 1 thereto, dated September 20, 2021 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 8, 2022).

2.2†	Amendment No. 1 to Business Combination Agreement, dated as of September 20, 2021, among Ivanhoe Capital Acquisition Corp., Wormhole Merger Sub Pte. Ltd. and SES Holdings Pte. Ltd. (incorporated by reference to Exhibit 2.2 to the Company’s Current Report on Form 8-K filed with the SEC on February 8, 2022).

3.1	Certificate of Incorporation of SES AI Corporation (incorporated by reference to Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 8, 2022).

3.2	Bylaws of SES AI Corporation (incorporated by reference to Exhibit 3.2 to the Company’s Current Report on Form 8-K filed with the SEC on February 8, 2022).

3.3	Certificate of Corporate Domestication of Ivanhoe Capital Acquisition Corp., dated as of February 2, 2022 (incorporated by reference to Exhibit 3.3 of the Company’s Registration Statement on Form S-1 filed with the SEC on February 14, 2022).

4.1	Amended and Restated Warrant Agreement, dated as of February 3, 2022 (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 8, 2022).

10.1	Amended and Restated Registration Rights Agreement, dated February 3, 2022, 2022, by and among SES AI Corporation, the Sponsor and certain other holders of SES AI Corporation (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 8, 2022).

10.2#	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on February 8, 2022).

10.3#	SES AI Corporation 2021 Incentive Award Plan (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on February 8, 2022).

10.4#	SES Holdings Pte. Ltd. 2021 Share Incentive Plan (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the SEC on February 8, 2022).

10.5#	Employment Agreement, dated as of March 19, 2021, by and between Dr. Qichao Hu and SES Holdings Pte. Ltd. (incorporated by reference to Exhibit 10.5 to the Company’s Current Report on Form 8-K filed with the SEC on February 8, 2022).

10.6#	Employment Agreement, dated as of February 16, 2021, by and between Jing Nealis and SES Holdings Pte. Ltd. (incorporated by reference to Exhibit 10.6 to the Company’s Current Report on Form 8-K filed with the SEC on February 8, 2022).

10.7#	Employment Agreement, dated as of February 15, 2021, by and between Rohit Makharia and SES Holdings Pte. Ltd. (incorporated by reference to Exhibit 10.7 to the Company’s Current Report on Form 8-K filed with the SEC on February 8, 2022).

10.8#	Employment Agreement, dated as of May 24, 2016, by and between Yongkyu Son and SolidEnergy Systems Corporation. (incorporated by reference to Exhibit 10.8 to the Company’s Current Report on Form 8-K filed with the SEC on February 8, 2022).

10.9#	Employment Agreement, dated as of March 23, 2021, by and between Joanne Ban and SES Holdings Pte. Ltd. (incorporated by reference to Exhibit 10.9 to the Company’s Current Report on Form 8-K filed with the SEC on February 8, 2022).

10.10#	Employment Agreement, dated as of July 1, 2018, by and between Dr. Hong Gan and SolidEnergy Systems Corporation (incorporated by reference to Exhibit 10.10 to the Company’s Current Report on Form 8-K filed with the SEC on February 8, 2022).

10.11	Director Nomination Agreement dated as of July 12, 2021, by and among Ivanhoe Capital Acquisition Corp., SES Holdings Pte. Ltd. and General Motors Ventures LLC (incorporated by reference to Exhibit 10.11 to the Company’s Current Report on Form 8-K filed with the SEC on February 8, 2022).

10.12	Board Observation Agreement, dated as of July 12, 2021, by and among Ivanhoe Capital Acquisition Corp., SES Holdings Pte. Ltd. and Hyundai Motor Company (incorporated by reference to Exhibit 10.12 to the Company’s Current Report on Form 8-K filed with the SEC on February 8, 2022).

10.13	Letter Agreement, dated January 6, 2021, by and among the Company, its executive officers and directors and Ivanhoe Capital Sponsor LLC (incorporated by reference to Exhibit 10.13 to the Company’s Current Report on Form 8-K filed with the SEC on February 8, 2022).

10.14	IPO Letter Agreement Amendment, dated as of July 12, 2021, by Ivanhoe Capital Sponsor LLC and the officers and directors of Ivanhoe Capital Acquisition Corp. (incorporated by reference to Exhibit 10.14 to the Company’s Current Report on Form 8-K filed with the SEC on February 8, 2022).

10.15	English Translation of Shanghai Lease Agreement, dated as of August 28, 2018 (incorporated by reference to Exhibit 10.15 to the Company’s Current Report on Form 8-K filed with the SEC on February 8, 2022).

10.16	English Translation of Amendment to Shanghai Lease Agreement, dated as of August 28, 2021 (incorporated by reference to Exhibit 10.16 to the Company’s Current Report on Form 8-K filed with the SEC on February 8, 2022).

10.17	Commercial Lease Agreement, dated as of March 30, 2016, by and between SolidEnergy Systems Corp. and Cummings Properties, LLC (incorporated by reference to Exhibit 10.17 to the Company’s Current Report on Form 8-K filed with the SEC on February 8, 2022).

10.18	Amendment No. 1 to Commercial Lease Agreement (incorporated by reference to Exhibit 10.18 to the Company’s Current Report on Form 8-K filed with the SEC on February 8, 2022).

10.19	Amendment No. 2 to Commercial Lease Agreement (incorporated by reference to Exhibit 10.19 to the Company’s Current Report on Form 8-K filed with the SEC on February 8, 2022).

10.20	Amendment No. 3 to Commercial Lease Agreement (incorporated by reference to Exhibit 10.20 to the Company’s Current Report on Form 8-K filed with the SEC on February 8, 2022).

10.21	Amendment No. 4 to Commercial Lease Agreement (incorporated by reference to Exhibit 10.21 to the Company’s Current Report on Form 8-K filed with the SEC on February 8, 2022).

10.22#	Form of Restricted Share Award Grant(incorporated by reference to Exhibit 10.22 to the Company’s Current Report on Form 8-K filed with the SEC on February 8, 2022).

10.23#	Form of Share Option Award Grant (incorporated by reference to Exhibit 10.23 to the Company’s Current Report on Form 8-K filed with the SEC on February 8, 2022).

10.24#	Form of Non-Disclosure and Non-Competition Agreement (incorporated by reference to Exhibit 10.24 of the Company’s Current Report on Form 8-K filed with the SEC on February 8, 2022).

99.1*	Audited consolidated financial statements of Old SES as of and for the years ended December 31, 2021 and 2020.

99.2*	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Old SES for the fiscal year ended December 31, 2021.

99.3*	Unaudited pro-forma condensed combined financial information of the Company as of December 31, 2021.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

*	Filed herewith.
#	Management contract or compensatory plan or arrangement.
†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5).

The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SES AI CORPORATION

	By:	/s/ Jing Nealis
	Name:	Jing Nealis
	Title:	Chief Financial Officer

Date: March 31, 2022